                                                                   EXHIBIT 10.94

CONFIDENTIAL

================================================================================

                              COOPERATION AGREEMENT

                                      AMONG

                  SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD.
                       AND LOCAL ADVERTISING SUBSIDIARIES
                            (AS LISTED IN SCHEDULE I)

                                       AND

                SHAHGHAI NEW FOCUS MEDIA ADVERTISEMENT CO., LTD.

                                   DATED AS OF
                                  MAY 22, 2006

================================================================================

                              COOPERATION AGREEMENT

THIS COOPERATION AGREEMENT (this "AGREEMENT") is entered into as of May 22, 2006 in Shanghai by and among the following Parties:

(1) SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD., a company of limited liabilities incorporated under the laws of China, with its legal address at F, Room 1003, No.1027, Changning Road, Changning District, Shanghai ("FOCUS MEDIA ADVERTISEMENT");

(2) SHANGHAI NEW FOCUS MEDIA ADVERTISEMENT CO., LTD., a company of limited liabilities incorporated under the laws of China, with its legal address at Room 15F-30, No.728 Yan'an Road, Changning District, Shanghai ("NEW FOCUS MEDIA ADVERTISEMENT"); and

(3) LOCAL ADVERTISING SUBSIDIARIES listed in Schedule I hereof (the "LOCAL SUBSIDIARIES").

(In this Agreement, Focus Media Advertisement, New Focus Media Advertisement and Local Subsidiaries shall hereinafter be referred to as a "PARTY" individually and collectively "PARTIES".)

WHEREAS:

(1) As a company specialized in LCD advertising business in buildings, Focus Media Advertisement owns advertisement placements and has already been granted necessary licenses therefor.

(2) New Focus Media is an advertisement agency company, the business scope of which includes designing, manufacturing, disseminating of advertisement and advertisement agency.

(3) As advertisement companies established in various locations in China, Local Subsidiaries own advertisement placements in local buildings, and are entitled to carrying on advertising business in their respective local places.

(4) The Parties wish to utilize their respective own resources to cooperate among them in the various local building advertisement projects.

NOW, THEREFORE, after friendly consultations among them, the Parties hereby agree as follows:

                             ARTICLE 1 - DEFINITION

1.1 Unless to be otherwise interpreted by the terms or in the context herein, the following terms in this Agreement shall be interpreted to have the following meanings:

"ADVERTISEMENT DISSEMINATOR"  means Focus Media Advertisement and/or the Local Subsidiaries.

"FOCUS MEDIA TECHNOLOGY"      means Focus Media Technology (Shanghai) Co., Ltd., a company of limited liabilities incorporated under the laws of China, with its legal address at
                              Room 1003-E, No.1027, Changning Road, Changning District, Shanghai.

1.2   The references to any PRC Law herein shall be deemed:

      (1) to include the references to the amendments, changes, supplements and reenactments of such law, irrespective of whether they take effect before or after the formation of this Agreement; and

      (2) to include the references to other decisions, notices or regulations enacted in accordance therewith or effective as a result thereof.

1.3 Except as otherwise stated in the context herein, all references to an Article, clause, item or paragraph shall refer to the relevant part of this Agreement.

          ARTICLE 2 - DEVELOPMENT OF PLACEMENT AND ADVERTISEMENT SALES

2.1 Each of the Advertisement Disseminators shall sign a series of Advertising Placement Agreements in the places where it locates and shall legally own the title of the use rights to such placements; during the term of this Agreement, each of the Advertisement Disseminators shall make reasonable efforts to maintain its currently available advertisement placements in its local places, to develop new advertisement placements actively, and to pay the rent for the advertisement placements in a timely manner.

2.2 New Focus Media Advertisement shall be responsible for the customers marketing and the advertisement sales, and shall entrust the Advertisement Disseminators to disseminate its advertisements at their respective own local places in accordance with this Agreement.

2.3 Each of the Advertisement Disseminators shall be responsible for the advertisements dissemination as required by New Focus Media Advertisement at their respective own local places, and shall ensure the timing for such advertisements of New Focus Media Advertisement in priority.

                  ARTICLE 3 - ADVERTISEMENT DISSEMINATION FEES

3.1 In consideration for the Advertisement Dissemination by Advertisement Disseminators for New Focus Media Advertisement, New Focus Media Advertisement shall pay the advertisement dissemination fees to the relevant Advertisement Disseminators, the amount of which shall be one hundred and twelve percent (112%) of the entire costs incurred in the services of advertisement dissemination by the Advertisement Disseminators. The Parties agree that:

       The entire costs incurred in the services of advertisement dissemination by the Advertisement Disseminators shall include, but not be limited to, its actual operational cost, salaries for staffs, rents payable for the advertisement placements, water fees and electronic fares and other miscellaneous fares, cost for development and maintain the placement, cost for assisting New Focus Media to execute advertisement sales contract with clients, cost for providing market analysis data and clients information to New Focus Media. The above cost shall not include the rents payable by Advertisement Disseminators for the advertisement placements.

3.2 New Focus Media Advertisement shall, in accordance with this Article, pay promptly the amounts due and payable to the Advertisement Disseminators in bank account designated by the relevant Advertisement Disseminators. In case that the bank accounts of Advertisement Disseminators have been changed, the Advertisement Disseminators shall notify New Focus Media Advertisement thereof in writing.

                             ARTICLE 4 - EXCLUSIVITY

4.1 Without the prior consent in writing by New Focus Media Advertisement, the Advertisement Disseminators shall not cooperate with third parties in respect of issues identical or similar to those hereunder.

4.2 New Focus Media Advertisement may cooperate with other advertisement companies in respect of issues of the same kind hereunder. Such new Advertisement Disseminators may, through signing Acknowledgement Letter in the form of Schedule II hereof, become a party of this Agreement, to enjoy the same rights of the other Advertisement Disseminators and to assume the same obligations of the other Advertisement Disseminators. As the rights and obligations of the Advertisement Disseminators hereunder are severable and independent from each other's, such new advertisement Disseminators will not, by their joining in this Agreement, affect in any way the rights and obligations of the existing Advertisement Disseminators, with the joining-in of such new Advertisement Disseminators only subject to the written confirmation thereof by New Focus Media Advertisement. The Advertisement Disseminators agree hereby irrevocably and unconditionally to such joining-in, and confirm further that any issue concerning the joining-in of new advertisement Disseminators for business cooperation hereunder will not be subject to the consent of the existing Advertisement Disseminators.

                           ARTICLE 5 - CONFIDENTIALITY

5.1 No matter if this Agreement is terminated or not, the Parties shall be obliged to keep in strict confidence the commercial secret, proprietary information and customer information in relation to other Parties and any other non-open information of other Parties which they may become aware of as the result of their performance hereof (collectively, "CONFIDENTIAL INFORMATION"). Unless with prior consent of such other Parties in writing or required to disclose to parties other than Parties hereof according to relevant laws, regulations or listing rules, no Party shall disclose the Confidential Information or any part thereof to any parties other than Parties hereof; unless for the purpose of performance hereof, no Party shall use directly or indirectly the Confidential Information or any part thereof for any other purposes, or it shall bear the default liability and indemnify the losses.

5.2 Upon termination of this Agreement, the Parties shall, upon demand by other Parties providing the Confidential Information, return, destroy or otherwise dispose of all the documents, materials or software containing the Confidential Information and suspend using such Confidential Information.

5.3 Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

                      ARTICLE 6 - UNDERTAKINGS AND WARRANTS

Focus Media Advertisement, New Focus Media Advertisement and Local Subsidiaries hereby undertake and warrant for each of its own that:

6.1 it is a company of limited liabilities duly registered and legally existing under the PRC laws with independent legal person status, and with full and independent status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a subject of actions.

6.2 its has full internal power and authority within its company to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction referred to herein, and it has the full power and authority to complete the transaction referred to herein. This Agreement shall be executed and delivered by it legally and properly, and constitutes the legal and binding obligations on it and is enforceable on it in accordance with its terms and conditions.

6.3 it has all business licenses necessary for its business operations as of the effective date of this Agreement, has full rights and qualifications to engage in its currently engaged businesses, may perform its obligations hereunder, and will maintain, during the valid term of this Agreement, the validity of all its such business licenses.

6.4 it shall inform promptly the other Parties of any litigations it is involved in and other disadvantageous circumstances that may affect the performance hereof, and shall endeavor at its best efforts to prevent the deterioration of losses caused by such litigations or other disadvantageous circumstances.

                           ARTICLE 7 - AGREEMENT TERM

7.1 The Parties hereby confirm that, once this Agreement is formally executed by the Parties, this Agreement shall be retrospectively effective as far as the date January 1, 2006; unless terminated earlier by the Parties in writing, this Agreement shall be valid for a term of two (2) year from the date January 1, 2006. Notwithstanding the provision in the preceding sentence, as the rights and obligations of each of the Advertisement

      Disseminators hereunder are separate and independent from each other, upon agreement in writing by New Focus Media Advertisement, this Agreement may be terminated only in relation to any one of the Advertisement Disseminators, with such termination not subject to the agreement of the other Advertisement Disseminators.

7.2 Upon termination of this Agreement, each Party shall continue to abide by its obligations under Articles 3 and Article 5 hereunder.

                               ARTICLE 8 - NOTICE

8.1 Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

8.2 The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile or telex; it shall be deemed to have been delivered when it is delivered if delivered in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

                          ARTICLE 9 - DEFAULT LIABILITY

9.1 The Parties agree and confirm that, if any Party (the "DEFAULTING PARTY") breaches substantially any of the agreements made under this Agreement, or fails substantially to perform any of the obligations under this Agreement, such a breach shall constitute a default under this Agreement (a "DEFAULT"), then the non-defaulting Party whose interest is damaged thereby shall have the right to require the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within ten (10) days of the non-defaulting Party notifying the Defaulting Party in writing and requiring it to rectify the Default, then the non-defaulting Party shall have the right, at its own discretion, to (1) terminate this Agreement and require the Defaulting Party to indemnify it fully for the damage; or (2) demand the enforcement of the Defaulting Party's obligations hereunder and require the Defaulting Party to indemnify it fully for the damage.

9.2 The Parties agree that any of the following events shall be deemed to have constituted the Default:

      (1) Any of Focus Media Advertisement, Local Subsidiaries or their respective shareholders breaches any provisions of the Shareholder's Voting Rights Proxy Agreement entered into by it with Focus Media Technology on March 28, 2005;

      (2) Any of Focus Media Advertisement, Local Subsidiaries or their respective shareholders breaches any provisions of the Call Option Agreement entered into by it with Focus Media Technology on March 28, 2005;

      (3) Jason Nanchun Jiang and Jimmy Wei Yu, as shareholders of the Advertisement Disseminators, breach any provisions of the Loan Agreement entered into by them respectively with Focus Media Technology on March 28, 2005.

9.3 Notwithstanding any other provisions herein, the validity of this Article 9 shall not be affected by the suspension or termination of this Agreement.

                           ARTICLE 10 - FORCE MAJEURE

In the event of earthquake, typhoon, flood, fire, war, computer virus, loophole in the design of tooling software, internet system encountering hacker's invasion, change of policies or laws, and other unforeseeable or unpreventable or unavoidable event of force majeure, which directly prevents a Party from performing this Agreement or performing the same on the agreed condition, the Party encountering such a force majeure event shall forthwith issue a notice by a facsimile and, within thirty (30) days, present the documents proving the details of such force majeure event and the reasons for which this Agreement is unable to be performed or is required to be postponed in its performance, and such proving documents shall be issued by the notarial office of the area where such force majeure event takes place. The Parties shall consult each other and decide whether this Agreement shall be waived in part or postponed in its performance with regard to the extent of impact of such force majeure event on the performance of this Agreement. No Party shall be liable to compensate for the economic losses brought to the other Parties by the force majeure event.

                           ARTICLE 11 - MISCELLANEOUS

11.1  This Agreement shall be prepared in the Chinese language in twenty-nine
      (29) original copies, with each involved Party holding one (1) copy hereof.

11.2 The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be subject to the PRC Laws.

11.3 Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with the arbitration rules of such Commission, and the arbitration award shall be final and binding on the Parties involved in such dispute.

11.4 Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

11.5 Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (the "PARTY'S RIGHTS") shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party's Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party's Rights.

11.6 The titles of the Articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

11.7 Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

11.8 Once executed, this Agreement shall replace any other legal documents entered into by the relevant Parties hereof in respect of the same subject matter hereof.

11.9 Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement.

11.10 No Party shall assign any of its rights and/or obligations hereunder to any parties other than the Parties hereof without the prior written consent from the other Parties.

11.11 This Agreement shall be binding on the legal successors of the Parties.

11.12 The rights and obligations of each of the Advertisement Disseminators hereunder are independent and severable from each other, and the performance by any of the Advertisement Disseminators of its obligations hereunder shall not affect the performance by any other of the Advertisement Disseminators of their obligations hereunder.

11.13 Each of the Parties undertakes to declare and pay respectively according to the Laws any taxes in relation to the transaction hereunder.

                   [THE REMAINDER OF THIS PAGE IS LEFT BLANK]

         [THIS PAGE IS THE EXECUTION PAGE OF THE COOPERATION AGREEMENT]

IN WITNESS HEREOF, the Parties have caused this Business Cooperation Agreement to be executed in Shanghai as of the date first hereinabove mentioned.

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SHANGHAI NEW FOCUS MEDIA ADVERTISEMENT CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SICHUAN FOCUS MEDIA ADVERTISING CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

ZHEJIANG RUIHONG FOCUS MEDIA ADVERTISING COMMUNICATION CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

CHONGQING GEYANG FOCUS MEDIA CULTURE COMMUNICATION CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

         [THIS PAGE IS THE EXECUTION PAGE OF THE COOPERATION AGREEMENT]

CHANGSHA FOCUS MEDIA SHIJI ADVERTISEMENT CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

QINGDAO FOCUS MEDIA ADVERTISMENT CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

DALIAN FOCUS MEDIA ADVERTISING CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

YUNNAN FOCUS MEDIA ADVERTISING CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

WUHAN GE SHI FOCUS MEDIA ADVERTISING CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

NANJING FOCUS MEDIA ADVERTISING CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

         [THIS PAGE IS THE EXECUTION PAGE OF THE COOPERATION AGREEMENT]

SHANGHAI QIANJIAN ADVERTISING CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

ZHUHAI FOCUS MEDIA CULTURE COMMUNICATION CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

TIANJIN FOCUS MEDIA TONGSHENG ADVERTISING CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

HEBEI FOCUS MEDIA ADVERTISING CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

GUANGZHOU FUKE ADVERTISING CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

XIAMEN FOCUS MEDIA ADVERTISING CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           ------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

         [THIS PAGE IS THE EXECUTION PAGE OF THE COOPERATION AGREEMENT]

XI'AN FOCUS MEDIA ADVERTISING AND INFORMATION CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SHENZHEN BIANJIE BUILDING ADVERTISEMENT CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SHENYANG FOCUS MEDIA ADVERTISING CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

HEFEI FUKESI ADVERTISING CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SHANGHAI ON-TARGET ADVERTISEMENT CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SHANGHAI PERFECT MEDIA ADVERTISING AGENCY CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

         [THIS PAGE IS THE EXECUTION PAGE OF THE COOPERATION AGREEMENT]

SHANGHAI NEW PERFECT MEDIA ADVERTISING AGENCY CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SHENZHEN E-TIME COMMERCIAL CONSULTING CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

FUZHOU FUKESI ADVERTISING CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

JINAN FOCUS MEDIA ADVERTISING CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

GUANGZHOU FEISHA ADVERTISEMENT CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

DONGGUAN FOCUS MEDIA ADVERTISEMENT CO., LTD.
(Chop)

Signed by: /s/ Jason Nanchun Jiang
           -----------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SCHEDULE I - LOCAL SUBSIDIARIES

               COMPANY NAME                                                 ADDRESS
-----------------------------------------------      ------------------------------------------------------
Sichuan Focus Media Advertising                      1-1-6-603, No. 151 Kehua Road (N), Wuhou
Agency Co., Ltd.                                     District, Chengdu

Zhejiang Ruihong Focus Media                         Room 909, Building C, Century Plaza, Hangda
Advertising Communications Co., Ltd.                 Road, West Lake District, Hangzhou

Chongqing Geyang Focus Media                         Room 25-3, Building A, Shidai Garden, No. 3
Culture Communications Co., Ltd.                     Qingnian Road, Yuzhong District, Chongqing

Changsha Focus Media Shiji                           New Century City, No. 692 Furong Road (M),
Advertising Co., Ltd.                                Changsha

Qingdao Focus Media Advertisement                    Room J, Floor 18, Wangjiao Building, No. 71
Co., Ltd.                                            Hong Kong Road (M), Shinan District, Qingdao

Dalian Focus Media Advertising Co.,                  Room 1309, Hongfu Building, No. 45 Shanghai
Ltd.                                                 Road, Zhongshan District, Dalian

Yunnan Focus Media Advertising Co.,                  Room 01, Floor 20, Building SOHU B, Yinhai
Ltd.                                                 International Apartment, Kunming

Wuhan Ge Shi Focus Media Advertising                 Room 1602, Building AI, Apartment Building,
Co., Ltd.                                            Wuhan Plaza, No. 688 Jiafang Avenue, Wuhan

Nanjing Focus Media Advertising Co.,                 Room 2317, Keyuan Hotel, High-tech
Ltd.                                                 Development District, Nanjing

Shanghai Qianjian Advertising Co., Ltd.              Room 820, No. 706 Huashan Road, Gaoqiao
                                                     Town, Pudong New District, Shanghai

Zhuhai Focus Media Culture and                       Room 801, Floor 8, Youzheng Building, No.
Communication Co., Ltd.                              1072 Fenghuang Road (N), Xiangzhou District,
                                                     Zhuhai

Tianjin Focus Media Tongsheng                        Room 6-4-301, Baidi Road, Xunda Road,
Advertising Co., Ltd.                                Nankai District, Tianjin

Hebei Focus Media Advertising Co.,                   Room 1801, Dongfang Building, No. 83
Ltd.                                                 Zhongshan Road (W), Shijiazhuang

Guangzhou Fuke Advertising Co., Ltd.                 Room 1702,  No. 140-148 Tiyu Road (E),
                                                     Tianhe District, Guangzhou

Xiamen Focus Media Advertising Co.,                  Room 13D, Guomao Building, Hubin Road (S),
Ltd.                                                 Xiamen

Xi'an Focus Media Advertising and                    Room 1810, No. 42 Gaoxin Road, Gaoxin
Information Co., Ltd.                                District, Xi'an

Shenzhen Bianjie Building                            Room 1020A, Qunxing Plaza, No. 38 Hongli
Advertisement Co., Ltd.                              Road, Futian District, Shenzhen

Shenyang Focus Media Advertising Co.,                Room B606, No. 206 Wencui Road, City Plaza,
Ltd.                                                 Heping District, Shenyang

Hefei Fukesi Advertising Co., Ltd.                   Room 2401B, Gujin Baihua Building, No. 156
                                                     Shouchun Road, Hefei

Shanghai On-Target Advertisement Co.,                Room 1003H, No. 1027 Changning Road,
Ltd.                                                 Changning District, Shanghai

Shanghai Perfect Media Advertising                   No. 4278 Zhennan Road, Shanghai
Agency Co., Ltd.

Shanghai New Perfect Media                           Room F15, Floor 15, No. 728 Yan'an Road
Advertising Agency Co., Ltd.                         (W), Shanghai

Shenzhen E-Time Commercial Consulting Co., Ltd.      Room 802, Zhongdian Information Building, No. 1 Xinwen
                                                     Road, Futian District, Shenzhen

               COMPANY NAME                                                 ADDRESS
-----------------------------------------------      ------------------------------------------------------
Fuzhou Fukesi Advertising Co., Ltd.                  Floor 18, Xinduhui Garden Plaza, No. 171
                                                     Wuyi Road (N), Gulou District, Fuzhou

Jinan Focus Media Advertising Co., Ltd.              Room 1302C, Donghuan International Plaza,
                                                     No. 3966 Erhuan Road (E), Jinan

Guangzhou Feisha Advertisement Co.,                  Floor 3B, Yingze Garden, No. 45-79 Jiaochang
Ltd.                                                 Road (E), Yuexiu District, Guangzhou

Dongguan Focus Media Advertisement                   Floor 8, Shenghe Dalang Commercial Building,
Co., Ltd.                                            Nanchen District, Dongguan

SCHEDULE II - ACKNOWLEDGEMENT LETTER

[      ] CO., LTD. (with its registered address at [ ], the "NEW PARTY") agrees hereby to join in, as an independent contractor, the Cooperation Agreement entered into by Shanghai Focus Media Advertisement Co., Ltd., Shanghai New Focus Media Advertisement Co., Ltd. and other parties thereto on May 22, 2006, as to become one of the companies defined as "Local Subsidiaries" therein to carry out cooperative issues with Shanghai New Focus Media Advertisement Co., Ltd. under the said agreement. Having signed this Acknowledgement Letter, the New Party is deemed to have made the same undertakings and guarantees as have been made by the Local Subsidiaries under the Cooperation Agreement, and it further agrees to perform the obligations to be performed by the Local Subsidiaries under the Cooperation Agreement, and recognizes the rights and obligations of all the parties under the Cooperation Agreement. As for the New Party, the cooperation relationship between the New Party and Shanghai New Focus Media Advertisement Co., Ltd. under the said agreement shall come into effect on the date upon which this Acknowledgement Letter is executed by the New Party and Shanghai New Focus Media Advertisement Co., Ltd.

NEW PARTY
(Chop)

Signed by: ______________
Name:
Position: Authorized Representative

SHANGHAI NEW FOCUS MEDIA ADVERTISEMENT CO., LTD.
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